EIGHTH BUSINESS FINANCING MODIFICATION AGREEMENT

This Eighth Business Financing Modification Agreement (the “Amendment”) is entered into as of March __, 2017 by and between WESTERN ALLIANCE BANK, an Arizona corporation (“Lender”) INUVO, INC., a Nevada corporation (“Parent”), BABYTOBEE, LLC, a New York limited liability company (“Babytobee”), KOWABUNGA MARKETING, INC., a Michigan corporation (“Kowabunga”), VERTRO, INC., a Delaware corporation (“Vertro”), ALOT, INC., a Delaware corporation (“A LOT”), and NETSEER, INC., a Nevada corporation formerly known as NETSEER ACQUISITION, INC. (“NetSeer” and together with Parent, Babytobee, Kowabunga Vertro and A LOT, each a “Borrower” and collectively, “Borrowers”).

1.DESCRIPTION OF EXISTING INDEBTEDNESS: Among other indebtedness which may be owing by Borrowers to Lender, Borrowers are indebted to Lender pursuant to, among other documents, a Business Financing Agreement, dated March 1, 2012, by and between Borrowers and Lender, as may be amended from time to time, including by that certain First Business Financing Modification Agreement dated as of June 29, 2012, that certain Second Business Financing Modification Agreement dated as of October 11, 2012, that certain Business Financing Modification Agreement dated March 8, 2013, that certain Third Business Financing Modification Agreement dated as of March 29, 2013, that certain Fourth Business Financing Modification Agreement dated as of March 6, 2014, that certain Fifth Business Financing Modification Agreement dated as of September 20, 2014, that certain Business Financing Modification Agreement dated as of October 9, 2014, that certain Sixth Business Financing Modification Agreement dated as of September 27, 2016, that certain Seventh Business Financing Modification Agreement dated as of December 9, 2016 (collectively, the “Business Financing Agreement”). Capitalized terms used without definition herein shall have the meanings assigned to them in the Business Financing Agreement.

Hereinafter, all indebtedness owing by Borrower to Lender shall be referred to as the "Indebtedness" and the Business Financing Agreement and any and all other documents executed by Borrower in favor of Lender shall be referred to as the “Existing Documents.”

2.ADDITION OF CO-BORROWER. NetSeer is hereby added to the Business Financing Agreement as a “Borrower” thereunder and hereunder, and each reference to “Borrower” or “the Borrower” in the Business Financing Agreement and any other of the Existing Documents shall mean and refer to each of the existing Borrowers and NetSeer, individually and collectively. Parent, Babytobee, Kowabunga, Vertro, A LOT, and NetSeer, collectively, shall also be referred to as Borrowers. NetSeer assumes, as a joint and several obligor thereunder, all of the Obligations, liabilities and indemnities of a Borrower under the Business Financing Agreement and all other Existing Documents; and covenants and agrees to be bound by and adhere to all of the terms, covenants, waivers, releases, agreements and conditions of or respecting a Borrower with respect to the Business Financing Agreement and the other Existing Documents and all of the representations and warranties contained in the Business Financing Agreement and the other Existing Documents with respect to a Borrower. Without limiting the generality of the foregoing, NetSeer grants Lender a security interest in the Collateral described in the Business Financing Agreement to secure performance and payment of all Obligations under the Existing Documents, as such may be amended from time to time, and authorizes Lender to file financing statements with all appropriate jurisdictions to perfect or protect Lender’s interest or rights hereunder and under the Existing Documents.

3.MODIFICATION(S) TO BUSINESS FINANCING AGREEMENT.

A.    Section 4.15(a) is amended and restated in its entirety to read as follows:

(a) Quick Ratio, measured monthly of not less than 0.65 to 1.00 for each monthly measuring period from February 1, 2017 through December 31, 2017; and not less than 0.75 to 1.00 for each monthly measuring period on and after January 1, 2018.

B.    Section 4.15(b)(ii) is amended and restated in its entirety to read as follows:

(ii) Adjusted EBITDA, measured quarterly on a consolidated basis, shall not negatively deviate (x) by more than $300,000 for quarter ending March 31, 2017, (y) by more than $400,000 for quarters ending June 30, 2017, September 30, 2017 and December 31, 2017, or (z) with respect to any quarter in 2018 and beyond, by more than twenty five percent (25%) from the projected Adjusted EBITDA set forth in the financial projections delivered to Lender in accordance with Section 4.9(e) of the Business Financing Agreement,.

4.CONSISTENT CHANGES. The Existing Documents are each hereby amended wherever necessary to reflect the changes described above.

5.NO DEFENSES OF BORROWER/GENERAL RELEASE. Borrower agrees that, as of this date, it has no defenses against the obligations to pay any amounts under the Indebtedness. Each of Borrower and its affiliates (each, a “Releasing Party”) acknowledges that Lender would not enter into this Amendment without Releasing Party’s assurance that it has no claims against Lender or any of Lender’s officers, directors, employees or agents. Except for the obligations arising hereafter under this Amendment, each Releasing Party releases Lender, and each of Lender’s officers, directors and employees from any known or unknown claims that Releasing Party now has against Lender of any nature, including any claims that Releasing Party, its successors, counsel, and advisors may in the future discover they would have now had if they had known facts not now known to them, whether founded in contract, in tort or pursuant to any other theory of liability, including but not limited to any claims arising out of or related to the Business Financing Agreement or the transactions contemplated thereby. Releasing Party waives the provisions of California Civil Code section 1542, which states:

A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS WHICH THE CREDITOR DOES NOT KNOW OR SUSPECT TO EXIST IN HIS OR HER FAVOR AT THE TIME OF EXECUTING THE RELEASE, WHICH IF KNOWN BY HIM OR HER, MUST HAVE MATERIALLY AFFECTED HIS OR HER SETTLEMENT WITH THE DEBTOR.
The provisions, waivers and releases set forth in this section are binding upon each Releasing Party and its shareholders, agents, employees, assigns and successors in interest. The provisions, waivers and releases of this section shall inure to the benefit of Lender and its agents, employees, officers, directors, assigns and successors in interest. The provisions of this section shall survive payment in full of the Obligations, full performance of all the terms of this Amendment and the Business Financing Agreement, and/or Lender’s actions to exercise any remedy available under the Business Financing Agreement or otherwise.
6.CONTINUING VALIDITY. Borrower understands and agrees that in modifying the existing Indebtedness, Lender is relying upon Borrower's representations, warranties, and agreements, as set forth in the Existing Documents, and Borrower hereby represents and warrants that the representations and warranties contained in the Existing Documents are true and correct as of the date of hereof, and that no Event of Default has occurred and is continuing. Except as expressly modified pursuant to this Amendment, the terms of the Existing Documents remain unchanged and in full force and effect. Lender's agreement to modifications to the existing Indebtedness pursuant to this Amendment in no way shall obligate Lender to make any future modifications to the Indebtedness. Nothing in this Amendment shall constitute a satisfaction of the Indebtedness. It is the intention of Lender and Borrower to retain as liable parties all makers and endorsers of Existing Documents, unless the party is expressly released by Lender in writing. No maker, endorser, or guarantor will be released by virtue of this Amendment. The terms of this paragraph apply not only to this Amendment, but also to any subsequent Business Financing Modification agreements.

7.CONDITIONS. The effectiveness of this Amendment is conditioned upon:

(a)     Lender’s receipt of an Intellectual Property Security Agreement, Insurance Authorization Letter, and Corporate Resolutions and Incumbency Certificate duly executed by NetSeer; and

(b)    payment of an amendment fee in the amount of $5,000 plus all of Lender’s out of pocket expenses incurred in connection herewith.

8.NOTICE OF FINAL AGREEMENT. BY SIGNING THIS DOCUMENT EACH PARTY REPRESENTS AND AGREES THAT: (A) THIS WRITTEN AGREEMENT REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES, (B) THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES, AND (C) THIS WRITTEN AGREEMENT MAY NOT BE CONTRADICTED BY EVIDENCE OF ANY PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OR UNDERSTANDINGS OF THE PARTIES.

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9.COUNTERSIGNATURE. This Eighth Business Financing Modification Agreement shall become effective only when executed by Lender and Borrower.

BORROWER:                    LENDER:

INUVO,INC.                    WESTERN ALLIANCE BANK

By: ______________________________        By: _______________________________

Name: ______________________________        Name: _______________________________

Title: ______________________________        Title: _______________________________

BABYTOBEE, LLC

By: ______________________________

Name: ______________________________

Title: ______________________________

KOWABUNGA MARKETING, INC.

By: ______________________________

Name: ______________________________

Title: ______________________________

VERTRO, INC

By: ______________________________

Name: ______________________________

Title: ______________________________

ALOT, INC.

By: ______________________________

Name: ______________________________

Title: ______________________________

NETSEER, INC.

By: ______________________________

Name: ______________________________

Title: ______________________________

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